Discontinued Operations and Assets Held for Sale (Schedule of Assets and Liabilities of Discontinued Operations) (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012
Assets:
Cash and Cash Equivalents	$ (1)
Trade Receivables, Net	12
Inventories, Net	19
Prepaid Expenses and Other	1
Other Current Assets	42
Current Assets of Discontinued Operations	73
Property and Equipment, Net
Goodwill
Intangible Assets
Other Assets
Total Assets of Discontinued Operations	73
Current Liabilities:
Accounts Payable	3
Other Accrued Liabilities	10
Other Current Liabilities	6
Current Liabilities of Discontinued Operations	19
Total Liabilities of Discontinued Operations	$ 19